Asset-backed securitization debt	12 Months Ended
Dec. 31, 2018
Asset-backed securitization debt [Abstract]
Asset Backed Debt Securities
17.	Asset-backed securitization debt

As of December 31, 2017 and 2018, the asset-backed debt securities were RMB8.78 billion and RMB13.79 billion, respectively. The weighted average interest rate for the outstanding asset-backed securitization debt as of December 31, 2017 and 2018 were approximately 5.7% and 8.1%. The amount of interest charges recognized for the year ended December 31, 2017 and December 31, 2018 were RMB453.0 million and RMB967.4 million.

As of December 31, 2018, the asset-backed securitization debt will be due according to the following schedule:

	Within 1 year	Between 1 to 2 years	Between 2 to 3 years	Between 3 to 4 years	Between 4 to 5 years
	RMB	RMB	RMB	RMB	RMB

Principal amounts	10,090,744	3,674,781	107,771	-	-